UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): November 8, 2023

EASTERN BANKSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-39610	84-4199750
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

265 Franklin Street			02110
Boston	,	MA
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (800) 327-8376
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EBC	Nasdaq Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.
Eastern Bankshares, Inc., a Massachusetts corporation (the “Company”), is filing this Current Report on Form 8-K (this “Form 8-K”) to reflect certain changes described below with respect to the financial information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”), which was filed with the Securities Exchange Commission (the “SEC”) on February 24, 2023. The information in this Form 8-K is not an amendment to or restatement of the 2022 Form 10-K.
As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on October 31, 2023, the Company and its subsidiary, Eastern Bank, completed on October 31, 2023, the sale (the “Asset Sale”) of Eastern Bank’s insurance operations, which conducted business under the name Eastern Insurance Group LLC (“EIG”), to Arthur J. Gallagher Risk Management Services, LLC (“Gallagher”). In September 2023, following the approval by the Company’s board of directors of a definitive agreement with Gallagher for the Asset Sale, the Company, in accordance with Generally Accepted Accounting Principles, classified EIG’s operations as held for sale and discontinued in all material respects, and accordingly the Company is recasting prior period information to remove the results of operations of the disposed business from the results of the Company’s continuing operations. The Company first reported the EIG operations as discontinued in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, filed with the SEC on November 3, 2023.
The Company is recasting the presentation of its financial information for all periods presented in the 2022 Form 10-K to present the EIG operations as discontinued in all material respects and accordingly also is revising certain other disclosures contained in the 2022 Form 10-K to present operations related to the EIG business as discontinued operations. Included within Exhibit 99.1 to this Form 8-K and incorporated herein are the following items from the 2022 Form 10-K, each recast to reflect the impact of EIG’s discontinued operations on the Company’s consolidated financial information and certain related disclosures:
a.Part I, Item 1 – Business
b.Part I, Item 1A – Risk Factors
c.Part I, Item 2 – Properties
d.Part II, Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations
e.Part II, Item 8 – Financial Statements and Supplementary Data
Finally, the Company is filing with this Form 8-K the Report of Independent Registered Public Accounting Firm on the Company’s consolidated financial statements for the year ended December 31, 2022, which is unchanged from the 2022 Form 10-K, other than the dual date to reflect the recast of those financial statements to reflect EIG’s discontinued operations and to reflect subsequent events which occurred subsequent to the original issuance of the 2022 Form 10-K.
This Form 8-K does not revise or update any section or subsection of the 2022 Form 10-K other than as expressly noted above. Moreover, in order to preserve the nature and character of the disclosures set forth in such items as originally filed in the 2022 Form 10-K, no attempt has been made in this Form 8-K, and it should not be read, to modify or update disclosures as presented in the 2022 Form 10-K to reflect events or occurrences after the date of the filing of the 2022 Form 10-K, except for (i) matters relating specifically to the recasting of the presentation described above and (ii) the information presented in Note 27 Subsequent Events to the Company’s recast financial statements for the year ended December 31, 2022 filed as part of Exhibit 99.1 to this Form 8-K. Without limiting the foregoing disclaimer, this Form 8-K does not purport to update the 2022 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management as of the filing of this Form 8-K. Therefore, this Form 8-K (including Exhibit 99.1) should be read in conjunction with the 2022 Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the 2022 Form 10-K, including, without limitation, the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023, and September 30, 2023.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Accounting Firm.

99.1
The following sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 recast to present operations related to the business of Eastern Insurance Group LLC as discontinued operations: Part I, Item 1(Business); Part I, Item 1A (Risk Factors); Part I, Item 2 (Properties); Part II, Item 7 (Management's Discussion and Analysis of Financial Condition and Results of Operations); and Part II, Item 8 (Financial Statements and Supplementary Data)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EASTERN BANKSHARES, INC.

DATE: November 8, 2023	By:	/s/ James B. Fitzgerald
James B. Fitzgerald
Chief Financial Officer